[OBJECT OMITTED]
                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

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[ ] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a6(e)
    (2)
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)


________________________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[INTEGRA LOGO]

311 ENTERPRISE DRIVE
PLAINSBORO, NEW JERSEY 08536
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2003

To the Stockholders of Integra LifeSciences Holdings Corporation:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting (the "Meeting") of the Stockholders of Integra LifeSciences Holdings Corporation (the "Company") will be held as, and for the purposes, set forth below:

TIME                         9:00 a.m. on Wednesday, May 21, 2003

PLACE                        Radisson Hotel, Princeton
                             4355 Route 1 at Ridge Road
                             Princeton, New Jersey 08540

ITEMS OF BUSINESS            1.   To elect six directors of the Company to hold
                                  office as specified in the accompanying
                                  Proxy Statement.
                             2.   To consider and vote upon a proposal to
                                  approve and adopt the Company's 2003 Equity
                                  Incentive Plan.
                             3.   To ratify the appointment of
                                  PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.
                             4.   To act upon any other matters properly coming
                                  before the meeting or any adjournment or postponement thereof.

RECORD DATE                  Holders of record of the Company's common stock at
                             the close of business on April 9, 2003 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 311 Enterprise Drive, Plainsboro, New
                             Jersey.

ANNUAL REPORT                The 2002 Annual Report of Integra LifeSciences
                             Holdings Corporation is being mailed
                             simultaneously herewith. The Annual Report is not to be considered part of the proxy solicitation materials.

                             IMPORTANT: In order to avoid additional soliciting expense to the Company, please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                  By order of the Board of Directors,

Plainsboro, New Jersey            /S/ John B. Henneman, III
April 16, 2003

                                      John B. Henneman, III
                                      Secretary

                   INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                              311 ENTERPRISE DRIVE
                          PLAINSBORO, NEW JERSEY 08536
                                ------------------
                                 PROXY STATEMENT
                                ------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2003


PURPOSE OF MEETING

         We are providing this Proxy Statement to holders of our common stock in connection with the solicitation by the Board of Directors of Integra LifeSciences Holdings Corporation of proxies to be voted at the Company's 2003 annual meeting of stockholders (the "Meeting") and at any adjournments or postponements thereof. The Meeting will begin at 9:00 a.m. local time on Wednesday, May 21, 2003 at the Radisson Hotel Princeton, 4355 Route 1 at Ridge Road, Princeton, New Jersey. We are first mailing this Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders, and the form of proxy to stockholders of the Company on or about April 16, 2003.

         At the Meeting, we will ask the stockholders of the Company to consider and vote upon:

(i) the election of six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (see "Proposal 1. Election of Directors");

(ii) a proposal to approve and adopt the Company's 2003 Equity Incentive Plan (see "Proposal 2. 2003 Equity Incentive Plan"); and

(iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year (see "Proposal 3. Ratification of Auditors").


         We know of no other matters that will be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy will have authority to vote on such matters in accordance with their best judgment.

RECORD DATE

         As of April 9, 2003, the record date for the Meeting, 25,985,421 shares of our common stock were outstanding. Only persons who hold of record our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof.

VOTING AND REVOCABILITY OF PROXIES

         Holders of common stock will vote together as a single class on each matter voted upon at the Meeting and any adjournment or postponement thereof.

         Each share of our common stock entitles the holder of record thereof to one vote. Each stockholder may vote in person or by properly executed proxy on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

         Directors are to be elected by the affirmative vote of the holders of a plurality of the issued and outstanding shares of common stock present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present, in person or by proxy, at the Meeting and entitled to vote is required to approve and adopt the 2003 Equity Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.

         The Board of Directors is soliciting the enclosed proxy for use in connection with the Meeting and any postponement or adjournment thereof. All properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of each of the proposals set forth herein.

         If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         If we fail to obtain a quorum for the Meeting or a sufficient number of votes to approve a proposal, we may adjourn the Meeting for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as they would have been voted at the original Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn). Proxies voting against a Proposal set forth herein will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

         You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the Secretary of the Company at or before the Meeting or (c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to: Secretary, Integra LifeSciences Holdings Corporation, 311 Enterprise Drive, Plainsboro, New Jersey 08536.

         We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of common stock.

                        PROPOSAL 1. ELECTION OF DIRECTORS


         The Board of Directors has nominated six persons for election as directors whose terms will expire at the 2004 Annual Meeting of Stockholders, or when their successors are elected and qualified. The proxies cannot be voted for a greater number of persons than the following nominees: David C. Auth, Ph.D., Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., Stuart M. Essig, Neal Moszkowski and James M. Sullivan, each of whom are currently directors of the Company.

         If any nominee should be unable to serve as director, an event not now anticipated, the shares of common stock represented by proxies would be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

         DAVID C. AUTH, PH.D. has been a director of the Company since 2002. Dr. Auth is an independent investor and an Affiliate Professor of Bioengineering at the University of Washington. From 1989 to 1995, Dr. Auth served as Chief Executive Officer of Heart Technology, Inc., a company that Dr. Auth founded and that was later acquired by Boston Scientific Corporation. Dr. Auth served as Director, Biophysics International, a division of E.R. Squibb and Sons, Inc. from 1985 to 1989 and as Director, New Product Ventures, of Squibb Medical Products from 1982 to 1985. Dr. Auth was a Professor of Electrical Engineering at the University of Washington from 1969 to 1982. He holds a Ph.D. degree from Georgetown University and is a registered professional electrical engineer in the State of Washington. Dr. Auth is 62 years old.

         KEITH BRADLEY, PH.D. has been a director of the Company since 1992. He has been a director of Ockham Holdings plc, a London Stock Exchange corporation, since 1996 and has been a consultant to a number of business, government and international organizations. Dr. Bradley has held visiting professorships at the Harvard Business School, Wharton, UCLA, and has been a visiting fellow at Harvard's Center for Business and Government. Recently he was professor of international management and management strategy at the Open University and City University, London Business Schools. Dr. Bradley has taught at the London School of Economics and was the director of the school's Business Performance Group for more than six years. He received B.A., M.A. and Ph.D. degrees from British Universities. Dr. Bradley is 58 years old.

         RICHARD E. CARUSO, PH.D. has served as the Company's Chairman since March 1992. Prior to December 1997, Dr. Caruso served as the Company's Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is 59 years old.

         STUART M. ESSIG has served as President and Chief Executive Officer and as a director of the Company since December 1997. Prior to joining the Company, Mr. Essig supervised the medical technology practice at Goldman, Sachs & Co. as a managing director. Mr. Essig had ten years of experience at Goldman Sachs serving as a senior merger and acquisitions advisor to a broad range of domestic and international medical technology, pharmaceutical and biotechnology clients. Mr. Essig received an A.B.
degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and an M.B.A. and a Ph.D. degree in Financial Economics from the University of Chicago, Graduate School of Business. Mr. Essig also serves as a director of St. Jude Medical Corporation and ADVAMED, the advanced medical technology association. Mr. Essig is 41 years old.

         NEAL MOSZKOWSKI has been a director of the Company since March 1999. Mr. Moszkowski has been a partner of Soros Private Equity Partners LLC since August 1998 and is currently a Managing Director of Soros Private Funds Management LLC. Prior thereto, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman, Sachs & Co. in its Principal Investment Area, which he joined in August 1993. He received a B.A. degree from Amherst College and an M.B.A. degree from Stanford University. Mr. Moszkowski also serves as a director of JetBlue Airways, Bluefly, Inc. and MedicaLogic/Medscape, Inc. Mr. Moszkowski is 37 years old.

         JAMES M. SULLIVAN has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenly Enterprises, Inc., a privately held company operating 105 restaurants.
Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur
Andersen & Co. and served as a director of Classic Vacation Group, Inc. until it was acquired by Expedia, Inc. in March 2002. Mr. Sullivan received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is 59 years old.

   THE BOARD OF DIRECTORS HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE
       COMPANY VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR.



INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

         The Board of Directors held five meetings during 2002. During 2002, each incumbent director attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served that were held during the period in which he served. The Company has a standing Audit Committee, Compensation Committee and Equity Award Committee of its Board of Directors. The Board of Directors has not designated a Nominating Committee; rather, the Board of Directors as a whole performs the functions that would otherwise be delegated to such committee.

         The Audit Committee is comprised entirely of nonemployee, independent members of the Board of Directors and operates under a written charter adopted by the Board of Directors. The Audit Committee (1) assists the Board of Directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared, that there is compliance with management's policies and procedures, and that there is consistent application of generally accepted accounting principles, (2) makes recommendations to the Board of Directors regarding the selection of independent accountants, and (3) reviews the results and scope of the audit and other services provided by the Company's independent accountants. During 2002, the Audit Committee was comprised of Dr. Bradley, Mr. Sullivan and Mr. Moszkowski and met seven times.

         The Compensation Committee makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During 2002, the Compensation Committee was comprised of Drs. Bradley and Caruso and Mr. Moszkowski and met twice.

         The Equity Award Committee makes decisions concerning issuance of stock options and other equity awards to employees and consultants of the Company and also administers the Company's 2001 and 2000 Equity Incentive Plans, the Company's 1998 and 1999 Stock Option Plans, the Company's 1993 and 1996 Incentive Stock Option and Non-Qualified Stock Option Plans, and the Company's Employee Stock Purchase Plan and Deferred Compensation Plan (collectively, the "Approved Plans"). During 2002, the Equity Award Committee was comprised of Dr. Bradley and Mr. Moszkowski and met three times.

COMPENSATION OF DIRECTORS

         In 2002, we granted Dr. Caruso options to purchase 15,000 shares of common stock under the 2001 Equity Incentive Plan as compensation for his service as Chairman of the Board of Directors. Additionally, in 2002, we granted Dr. Bradley, Mr. Moszkowski, and Mr. Sullivan each options to purchase 10,000 shares of common stock under the 2001 Equity Incentive Plan as compensation for their service on the Board of Directors. In October 2002, we granted Dr. Auth options to purchase 10,000 shares of common stock under the 2000 Equity Incentive Plan in connection with the beginning of his service on the Board of Directors. We did not pay any cash compensation to our directors for their service as directors. We pay reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact business of Integra or attendance at meetings of the Board of Directors or any committee thereof.

                     PROPOSAL 2. 2003 EQUITY INCENTIVE PLAN

The Board of Directors believes that an equity incentive plan enhances the ability of the Company to attract and retain officers and other employees (collectively, "Eligible Employees") and directors, consultants, and certain other non-employees (together with the Eligible Employees, the "Eligible Individuals") and to motivate them to exercise their best efforts on behalf of the Company, any subsidiary or parent of the Company (a "Related Corporation"), or any affiliate of the Company or a Related Corporation. As of January 31, 2003, there remained approximately 1,270,000 shares of common stock available for grant as equity-based awards under the Company's stock option plans. Because it is the Company's practice to grant stock options to virtually all of its U.S. employees, including those of acquired companies, the shares now available for grant may prove insufficient to meet the Company's needs. Accordingly, the Board of Directors proposes and recommends that the stockholders approve the Company's 2003 Equity Incentive Plan (the "Plan"), which the Board of Directors approved on February 24, 2003, subject to stockholder approval. Stockholder approval of the Plan is necessary in order to preserve full deductibility of performance based awards under the Plan. In addition, stockholder approval is required in order to grant incentive stock options ("ISO"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") under the Plan.

The text of the Plan is attached as APPENDIX A to this Proxy Statement. The following description of the Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Plan itself. On April 10, 2003, the closing price of a share of the common stock on the NASDAQ National Market was $23.05.

1. NUMBER OF SHARES. The total number of shares of common stock that can be delivered under the Plan is 2,500,000. No individual may receive options and/or stock appreciation rights for more than 1,000,000 shares of common stock during any calendar year under the Plan. If any award that requires the participant to exercise it in order for shares of common stock to be delivered terminates without having been exercised in full, or if any award payable in cash or shares of common stock is paid in cash rather than shares, the number of shares of common stock as to which such award was not exercised or for which cash was paid will continue to be available for future awards. In addition, the aggregate fair market value (determined at the time the option is granted) of shares of common stock with respect to which ISOs are exercisable for the first time by any participant during a calendar year (under the Plan and under any other ISO plan of the Company or a Related Corporation) may not exceed $100,000. The shares of common stock issued under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

2. ADMINISTRATION. The Plan will be administered by the Company's Equity Award Committee, which consists of not fewer than two directors of the Company's Board of Directors who are designated by the entire Board of Directors. Under the Plan, the Equity Award Committee will have the authority (i) to select the Eligible Individuals to be granted awards under the Plan, (ii) to grant awards on behalf of the Company, and (iii) to set the terms of such awards. Currently, the members of the Equity Award Committee are Keith Bradley, Ph.D. and Neal Moszkowski.

3. ELIGIBILITY. Officers, executives, managerial and non-managerial employees of the Company, a Related Corporation or an affiliate as well as non-employee directors, consultants and other service providers to the Company are eligible to participate in the Plan. Only eligible employees of the Company or a Related Corporation may receive ISOs under the Plan. Other types of awards may be granted to all eligible individuals. As of the date of this Proxy Statement, approximately 860 employees and directors are eligible to receive equity awards under the Plan. The benefits that will be received under the Plan by the Company's current executive officers, directors and all other eligible individuals are not currently determinable.

4. TERM OF PLAN. The Plan by its terms has no expiration date. However, no ISO may be granted under the Plan after February 23, 2013, although ISOs outstanding on February 23, 2013 may extend beyond that date.

5. STOCK OPTIONS. The Plan permits the Equity Award Committee to grant options that qualify as ISOs under the Code, and stock options that do not so qualify ("nonqualified stock options" or "NQSOs"). The Equity Award Committee determines the exercise price of each option. However, the exercise price of an option may not be less than 100% of the fair market value of the shares of common stock on the date of grant (110% in the case of an ISO granted to a greater-than-10% stockholder). The exercise price of any option may not be less than the par value of the shares. The Equity Award Committee may not reduce the exercise price of an option after it is granted. For purposes of the Plan, the per share fair market value of the Company's common stock on the relevant date equals the quoted closing price on such date.

     The term of each option will be fixed by the Equity Award Committee, but may not exceed 10 years from the date of grant. The maximum term of each option is reduced to 5 years from the date of grant in the case of an ISO granted to a greater than 10% stockholder. The Equity Award Committee will determine at what time or times each option may be exercised; however, no option may be exercisable less than three months after its grant. Options may be made exercisable in installments, and the Equity Award Committee may accelerate the exercisability of options.

     The exercise price of an option granted under the Plan may be paid in full
     (i) in cash or by check, bank draft, or money order, (ii) in shares of common stock previously acquired by the participant (subject to certain holding period requirements), (iii) in a broker assisted cashless exercise, or (iv) by any combination of the foregoing.

6. STOCK APPRECIATION RIGHTS. The Equity Award Committee may grant stock appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or shares of common stock (as determined by the Equity Award Committee), measured by the increase since the date of grant in the value of the shares covered by such right. Stock appreciation rights granted in tandem with options will be exercisable only at such times, and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Equity Award Committee may accelerate the dates on which stock appreciation rights not granted in tandem with stock options may be exercised.

7. RESTRICTED STOCK. The Equity Award Committee may grant shares of common stock to participants either with or without any required payment by the participant, subject to such restrictions as the Equity Award Committee may determine. The Equity Award Committee may accelerate the dates on which the restrictions will lapse. Prior to the lapse of restrictions on shares of restricted stock, the participant will have voting and dividend rights on the shares. Any participant who makes an election under Section 83(b) of the Code with respect to restricted stock (regarding the immediate recognition of income) must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

8. PERFORMANCE STOCK. The Equity Award Committee may grant awards entitling a participant to receive shares of common stock without payment provided certain performance criteria are met. In determining the performance criteria applicable to a grant of performance stock, the Equity Award Committee may use one or more of the following criteria (the "Performance Criteria"):

          - return on assets;                 - return on net assets;
          - asset turnover;                   - return on equity;
          - return on capital;                - economic value added;
          - market price appreciation         - total stockholder return;
             of the Company's common stock;   - pre-tax income;
          - net income;                       - operating profit margin;
          - earnings per share;               - sales margin;
          - net income margin;                - market share;
          - cash flow;                        - sales growth;
          - inventory turnover;               - diversity;
          - capacity utilization;             - quality; and/or
          - increase in customer base;        - environmental health and safety.

     The business criteria selected by the Equity Award Committee may be expressed in absolute terms or relative to the performance of other companies or an index.

9. CONTRACT STOCK. The Equity Award Committee may grant shares of common stock to participants, conditioned upon the participant's continued provision of services to the Company through the date specified in the award. The Equity Award Committee has discretion to determine the number of shares of common stock to be granted and to establish the contract date on which such shares will be delivered to the participant. If the participant is still providing services to the Company on the contract date, the Equity Award Committee must deliver the shares of common stock specified in the award in accordance with the terms thereof.

10. DIVIDEND EQUIVALENT RIGHTS. The Equity Award Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would have been payable on any or all shares of common stock subject to another award granted to the participant had such shares been outstanding.

11. TRANSFERABILITY. No ISO granted under the Plan may be transferred other than by will or by the laws of descent and distribution. No other award may be transferred except to the extent permitted by the applicable award agreement. During a participant's lifetime, only the participant may exercise an award requiring exercise (or, in the event of the participant's incapacity, by the person or persons legally appointed to act on the participant's behalf).

12. TREATMENT OF AWARDS UPON TERMINATION OF SERVICE. If a participant's service (as an employee, consultant, director, or otherwise) terminates by reason of death or disability, all options and stock appreciation rights then held by the participant that were not exercisable immediately prior to such termination of service will terminate on that date (except as otherwise determined by the Equity Award Committee). Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of service by reason of death or disability (or such shorter or longer period as the Equity Award Committee decides). In the event of any other termination of service, all options and stock appreciation rights held by the participant that were not exercisable immediately prior to such termination of service will terminate on that date (except as otherwise determined by the Equity Award Committee). Any options or stock appreciation rights that were exercisable will generally continue to be so for 6 months (or for such longer period as the Equity Award Committee decides). Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

     Except as otherwise determined by the Equity Award Committee, if a participant who holds shares of restricted stock terminates his or her service for any reason, including death or disability, prior to the lapse of the restrictions, the participant must resell to the Company the shares of restricted stock for the amount paid for such shares, or forfeit them to the Company if no cash was paid. Further, except as otherwise decided by the Equity Award Committee, rights under a performance award and dividend equivalent rights to which a participant has not become irrevocably entitled and rights to the payment of contract stock will terminate upon the participant's termination of service with the Company for any reason (including death or disability).

13. ADJUSTMENTS IN SHARES; CERTAIN CORPORATE TRANSACTIONS. In the event of a stock dividend, stock split, reverse split, or similar change in the capitalization of the Company, the Equity Award Committee will make appropriate adjustments to the maximum number of shares of common stock that may be delivered under the Plan, the maximum number of Shares with respect to which ISOs may be granted, the maximum number of Shares with respect to which other options or stock appreciation rights may be granted, the exercise price of outstanding awards, and the number of shares of common stock issuable upon exercise or vesting of an award.

     In the event of a "change in control" of the Company (as defined in the Plan), all outstanding options and any stock appreciation rights will become fully vested and exercisable, all awards of performance stock and dividend will become fully vested, all rights to the payment of contract stock will become immediately due and payable and all restrictions will be removed from any outstanding shares of restricted stock.

     In the event of a corporate transaction (as, for example, a merger, consolidation, or acquisition of property or stock), each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Equity Award Committee may terminate all or a portion of any outstanding award if it determines that doing so is in the best interests of the Company. If so, the Equity Award Committee will give each participant holding an option or a stock appreciation right not less than seven days' notice prior to the termination, and any option or stock appreciation right that is to be so terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Equity Award Committee, in its discretion, may (i) accelerate the date on which options and stock appreciation rights become exercisable, (ii) remove restrictions from the outstanding shares of restricted stock, (iii) cause the delivery of any performance stock, even if the associated performance goals have not been met, (iv) cause the payment of any dividend equivalent rights, (v) cause the delivery of contract stock, even if the contract date has not yet passed and/or (vi) forgive all or any portion of a loan. In lieu of the action described above, the Equity Award Committee may arrange to have the surviving or acquiring entity grant the participant a replacement award substantially equivalent to the participant's existing award.

14. WITHHOLDING REQUIREMENTS. The grant or exercise of awards may be subject to tax withholding requirements. Where shares of common stock may be delivered under an award, the Equity Award Committee may require that the participant either remit to the Company an amount necessary to satisfy the withholding requirements or make other satisfactory arrangements (including, if the Equity Award Committee so permits, the holding back of Shares from payments under the award).

15. DISCONTINUANCE, CANCELLATIONS, AMENDMENT, AND TERMINATION. The Equity Award Committee may at any time discontinue granting awards under the Plan. The Board may at any time amend the Plan (and the Equity Award Committee may amend any outstanding award, other than lowering the exercise price of options or the purchase price of restricted stock) for any purpose, or may at any time terminate the Plan, except that the following amendments may not be made without the approval of the stockholders of the Company: (i) an increase in the maximum number of shares of common stock with respect to which ISOs may be granted under the Plan, (ii) a change in the class of employees eligible to receive ISOs under the Plan, (iii) a repricing or regranting through cancellation, or modification without stockholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such award. (iv) an extension of the duration of the Plan with respect to ISOs, and (v) any amendment to the Plan requiring stockholder approval for purposes of the $1 million deduction limit on compensation under Section 162(m) of the Code. Further, no amendment or termination of the Plan may adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

16. FEDERAL INCOME TAX ASPECTS OF OPTIONS UNDER THE PLAN. Based on the advice of counsel, the Company believes that, under current Federal income tax laws and regulations, the principal Federal income tax consequences to the Company and to the Eligible Individuals receiving ISOs and NQSOs ("Optionees") pursuant to the Plan will be as follows. The consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after April 9, 2003. Nor does the following describe alternative minimum tax, other Federal taxes, or foreign, state or local income taxes which may vary depending on individual circumstances and from locality to locality.

     If an option qualifies for ISO treatment, the Optionee will recognize no income upon grant or exercise of the option except that the excess at the time of exercise of the then fair market value of the common stock over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the Optionee holds the shares for more than two years after grant of the option and more than one year after exercise of the option, upon an Optionee's sale of his or her shares of common stock, any gain will be taxed to the Optionee as long-term capital gain. If the Optionee disposes of his or her shares of common stock prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the common stock at the exercise date or the sale price of the common stock. Any gain recognized on such a disposition of the common stock in excess of the amount treated as ordinary income will be characterized as capital gain. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income, subject to Sections 162(m) and 280G of the Code.

     An Optionee will not recognize any taxable income at the time the Optionee is granted an NQSO. However, upon exercise of the option, the Optionee will recognize ordinary income for Federal income tax purposes in an amount generally measured as the excess of the then fair market value of the common stock over the exercise price, and the Company will be entitled to a corresponding deduction at the time of exercise, subject to Sections 83, 162(m) and 280G of the Code. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the common stock has been held for more than 12 months.

     Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1 million in any one taxable year.

     However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee that conforms to certain restrictive conditions stated under the Code and related regulations.

     Stockholder approval of the Plan is necessary for the awards thereunder to qualify as "performance based" for purposes of Code Section 162(m) and therefore allow any compensation paid to the executive officers subject to Code Section 162(m) as a result of such awards to be deductible by the Company. The Plan has been structured with the intent that Awards granted under the Plan may meet the requirements for "performance-based" compensation under Code Section 162(m). To the extent granted at a fair market value exercise price, options granted under the Plan are intended to qualify as "performance-based" under Section 162(m) of the Code. Stock appreciation rights will also qualify as "performance-based" under Section 162(m) of the Code, to the extent they relate to the increase in the market value of the Shares from the date of grant. Other Awards granted under the Plan may also qualify as "performance-based" under Code Section 162(m) if they vest or are otherwise payable based solely upon the Performance Criteria.

17. REGISTRATION STATEMENT ON FORM S-8. If the Plan is approved by the stockholders of the Company, the Company intends to file with the Commission a Registration Statement on Form S-8 relating to the Plan to register the issuance and sale by the Company of the shares of common stock that may be issued pursuant to the Plan.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2002 regarding existing compensation plans (including individual compensation arrangements) under which equity securities of Integra are authorized for issuance:

                                            Number of securities to         Weighted-average         Number of securities remaining
                                            be issued upon exercise        exercise price of                  available for
                                            of outstanding options,       outstanding options,            future issuance under
             Plan Category                    warrants and rights         warrants and rights         equity compensation plans (1)
-----------------------------------------   -------------------------   -------------------------   --------------------------------
Equity compensation plans approved by
   the Company's stockholders                       6,544,727 (2)               $7.97 (3)                  2,017,873 (4)
Equity compensation plans not
   approved by the Company's                           --                          --                          --
   stockholders                                    _________                    ________                    ________
         Total                                      6,544,727                     $7.97                     2,017,873

(1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.
(2) Includes 1,250,000 Restricted Units issued in December 2000 under the 2000 Equity Incentive Plan and 1,000,000 Restricted Units issued in December 1997. Each Restricted Unit represents the right to receive one share of our common stock without payment of any exercise price. The remaining awards are comprised entirely of stock options under the 1993 Incentive Stock Option and Non-Qualified Stock Option Plan, the 1996 Incentive Stock Option and Non-Qualified Stock Option Plan, the 1998 Stock Option Plan, the 1999
    Stock Option Plan, the 2000 Equity Incentive Plan and the 2001 Equity Incentive Plan.
(3) Excluding the 2,250,000 Restricted Units, the weighted average exercise price was $12.15.
(4) Includes 247,548 shares of common stock which remain available for issuance under the Employee Stock Purchase Plan, 500,000 shares which are subject to issuance under the Deferred Compensation Plan, which was terminated in April 2003, and 1,270,325 shares which remain subject to awards under the 1993 Incentive Stock Option and Non-Qualified Stock Option Plan, the 1996 Incentive Stock Option and Non-Qualified Stock Option Plan, the 1998 Stock Option Plan, the 1999 Stock Option Plan, the 2000 Equity Incentive Plan and the 2001 Equity Incentive Plan. Does not include any shares subject to the 2003 Equity Incentive Plan which remains subject to stockholder approval.

NEW PLAN BENEFITS

The table below sets forth the assumed amount of awards that would have been received by the Named Officers (as defined within the "Executive Compensation" section) and other groups during 2002 if the 2003 Equity Incentive Plan as proposed had been in place. These issuances are based upon the awards actually issued during 2002 and consist entirely of stock options.

                                                                               Number of Shares
                                                                                Under the 2003
                                                                               Equity Incentive
                Name and Position                                                    Plan
                ----------------------------------------------------------    --------------------

                Stuart M. Essig
                     President and Chief Executive Officer                             36,208

                John B. Henneman, III
                     Executive Vice President, Chief Administrative
                     Officer and Secretary                                             35,062

                Michael D. Pierschbacher, Ph.D.
                     Senior Vice President, Research and Development,
                     and Director of the Corporate Research Center                     13,333

                Robert D. Paltridge
                     Senior Vice President, Worldwide Sales                            15,125

                David B. Holtz
                     Senior Vice President, Finance and Treasurer                      20,583

                All Current Executive Officers as a Group                             153,044

                All Current Directors Who are Not Executive Officers as
                a Group                                                                55,000

                All Employees, Including All Current Officers Who are
                Not Executive Officers, as a Group                                    405,698

Since the value of stock options depends upon the future market price of the Company's common stock, we cannot determine the ultimate dollar value of the above stock options assumed granted under the 2003 Equity Incentive Plan.

Awards granted under the 2003 Equity Incentive Plan are to be determined from time to time by the Equity Award Committee. It is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards under the 2003 Equity Incentive Plan.

          THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE 2003 EQUITY INCENTIVE PLAN AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN.

                      PROPOSAL 3. RATIFICATION OF AUDITORS

         The firm of PricewaterhouseCoopers LLP served as our independent accountants for 2002 and has been selected by the Board of Directors to serve in the same capacity for 2003. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or our By-laws. We have traditionally submitted this matter to the stockholders and believe that it is good practice to continue to do so.

         Ratification of PricewaterhouseCoopers LLP as our auditors requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of common stock present, in person or by proxy, at the Meeting and entitled to vote. If a majority of the votes cast on this matter are not cast in favor of the ratification of PricewaterhouseCoopers LLP, we will appoint other independent accountants as soon as practicable and before the close of the 2003 year.

         During fiscal year 2002, PricewaterhouseCoopers LLP not only acted as our independent auditors, but also rendered other services, including tax and acquisition related due diligence services. The following sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP to us:

                                   Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $374,723.

            Financial Information Systems Design and Implementation Fees

         There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

                                 All Other Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2002 were $352,651. These fees included tax and acquisition related due diligence services. The Audit Committee of the Board of Directors considered the services listed above to be compatible with maintaining PricewaterhouseCoopers LLP's independence.

         We expect a representative of PricewaterhouseCoopers LLP to be present at the Meeting and available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

          THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE APPOINTMENT OF AUDITORS AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS
    VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                      AS THE COMPANY'S AUDITORS FOR 2003.

                             ADDITIONAL INFORMATION


EXECUTIVE COMPENSATION

         The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and each of the Company's four highest paid executive officers as of December 31, 2002 whose total annual salary and bonus during 2002 exceeded $100,000 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE
                                                    Annual Compensation             Long-Term Compensation Awards
                                           -------------------------------------- ----------------------------------
Name and Principal Position                  Year      Salary     Other Annual      Restricted        Securities          Other
                                                                  Compensation     Stock Awards       Underlying      Compensation
                                                                       (1)              (2)            Options             (3)
------------------------------------------ --------- ----------- ---------------- ---------------- ----------------- ---------------
                                                                       --
Stuart M. Essig                              2002    $362,500          --               --              36,208            $2,200
     President and Chief Executive           2001    $325,000          --               --              31,565            $1,575
     Officer                                 2000    $317,500                       $13,515,000        520,000           $49,646

John B. Henneman, III                        2002     $257,500         --               --              35,062            $2,200
     Executive Vice President, Chief         2001     $240,000         --               --             152,000            $1,575
     Administrative Officer and Secretary    2000     $220,000         --               --              25,000            $1,050


Michael D. Pierschbacher, Ph.D.              2002     $257,500         --               --              13,333            $2,200
     Senior Vice President, Research and     2001     $240,000         --               --              19,500            $1,575
     Development and Director of the         2000     $220,000         --               --              95,000            $1,045
     Corporate Research Center

Robert D. Paltridge                          2002     $172,500       $55,127            --              15,125            $2,200
     Senior Vice President, Worldwide        2001     $165,000       $34,302            --              10,000            $1,575
     Sales                                   2000     $150,000       $10,000            --              13,690           $   900

David B. Holtz                               2002     $180,000       $30,000            --              20,583            $2,170
     Senior Vice President, Finance and      2001     $175,000         --               --              70,000            $1,313
     Treasurer                               2000     $150,000         --               --              25,000           $   600

(1) The amounts reported in this column for Mr. Paltridge represent contingent compensation that is based upon the achievement of sales targets for certain products in the United States. The amount reported in this column in 2002 for Mr. Holtz represents compensation associated with his assumption of responsibility for the Company's European operations.

(2) The terms of Mr. Essig's Restricted Units are described herein under the heading "Employment Agreements." As of December 31, 2002, Mr. Essig held Restricted Units that entitled him to receive an aggregate of 2,250,000 shares of common stock. Based on the closing price of the Company's common stock on December 31, 2002 of $17.65 per share, Mr. Essig's Restricted Units had an aggregate value of $39,712,500 as of December 31, 2002. Dividends will be paid on Mr. Essig's Restricted Units to the extent they are paid on the common stock.

(3) Other than certain moving expenses reimbursed to Mr. Essig in 2000, the amounts reported in this column consist of the Company's matching contributions to the Company's 401(k) Plan. The amount reported in this column for Mr. Essig during 2000 includes $48,596 for moving expenses reimbursed by the Company.

The following tables set forth certain information concerning stock options granted to Named Officers during 2002 and the unexercised options held by them at December 31, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                               Potential Realizable
                                                                                                             Value at Assumed Annual
                                                                                                               Rates of Stock Price
                                                                                                             Appreciation for Option
                                                              Individual Grants                                        Term
                                  --------------------------------------------------------------------------- ----------------------
                                                             % of Total
                                  Number of Securities    Options Granted      Exercise
                                   Underlying Options     to Employees in      Price Per
Name                                   Granted (1)        Fiscal Year (2)        Share      Expiration Date        5%        10%
--------------------------------- ---------------------- ------------------- -------------- ----------------- ----------- ----------
Stuart M. Essig                             36,208                  6.5%         $17.65         12/31/08      $217,345     $493,082

John B. Henneman, III                       10,000                  1.8%         $14.87         08/02/08       $50,572     $114,731
                                             5,000                  0.9%         $17.72         11/21/08       $30,132      $68,360
                                             1,000                  0.2%         $17.60         12/16/08        $5,986      $13,579
                                            19,062                  3.4%         $17.65         12/31/08      $114,423     $259,587

Michael D. Pierschbacher, Ph.D              13,333                  2.4%         $17.65         12/31/08       $80,034     $181,569

Robert D. Paltridge                          2,000                  0.4%         $14.87         08/02/08       $10,114      $22,946
                                            13,125                  2.4%         $17.65         12/31/08       $78,785     $178,737

David B. Holtz                              10,000                  1.8%         $14.87         08/02/08       $50,572     $114,731
                                             1,000                  0.2%         $17.60         12/16/08        $5,986      $13,579
                                             9,583                  1.7%         $17.65         12/31/08       $57,524     $130,502

(1) Such options were granted with an exercise price equal to the fair market value of the Company's common stock on the grant date, are nontransferable and vest over a period of four years commencing with the date of grant.
(2) The Company granted options to employees to purchase an aggregate of 558,742 shares of common stock during 2002.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
                                      Shares                     Number of Securities Underlying   Value of Unexercised In-the-Money
                                     Acquired       Value      Unexercised Options At Fiscal Year              Options At
                                        On        Realized                     End                         Fiscal Year End (2)
                                                              ------------------------------------ ---------------------------------
Name                                 Exercise        (1)         Exercisable      Nonexercisable     Exercisable     Nonexercisable
--------------------------------- ------------ -------------- ----------------- ------------------ ---------------- ----------------
Stuart M. Essig                       24,867       $399,986          720,794           462,522        $7,713,782       $2,741,711
John B. Henneman, III                  6,000        $77,939          204,993           167,599        $2,098,000         $179,453
Michael D. Pierschbacher, Ph.D.       10,247       $238,779           91,721            67,120          $537,392         $198,097
Robert D. Paltridge                   10,000        $94,770           36,024            32,921          $385,001          $93,450
David B. Holtz                        15,000       $204,874           62,634            89,438          $482,192         $154,776

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's common stock on December 31, 2002 was $17.65 per share. Value is calculated on the basis of the fair market value of the underlying securities on December 31, 2002 minus the exercise price.

EMPLOYMENT AGREEMENTS

         Stuart M. Essig, Integra's current President and Chief Executive Officer, entered into an Amended and Restated Employment Agreement with the Company in December 2000 that extended the term of his employment with the Company as its President and Chief Executive Officer through December 31, 2005. The Amended Employment Agreement supersedes Mr. Essig's prior employment agreement with the Company dated December 1997.

         Under the Amended Employment Agreement, the Company will pay Mr. Essig an annual base salary in 2003 of $400,000 plus such increases, if any, as may be established by the Company's Board of Directors. Mr. Essig is eligible to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals established by the Company's Board of Directors. Mr. Essig is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. Mr. Essig is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The Amended Employment Agreement is for an initial term through December 31, 2005 and shall automatically extend on December 31, 2005 and on each subsequent one-year anniversary thereof for one year unless the Company or Mr. Essig provides written notice of termination at least six months prior to the expiration of the then-current term.

         The Amended Employment Agreement further provides that the Company generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from the Company. Section 280G of the Internal Revenue Code of 1986, as amended, provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible by the employer and are subject to a 20% excise tax payable by the employee.

         In connection with the extension of the term of Mr. Essig's employment pursuant to the Amended Employment Agreement in 2000, the Company granted Mr. Essig (i) a non-qualified stock option to purchase 250,000 shares of the Company's common stock under Integra's 1999 Stock Option Plan, (ii) a non-qualified stock option to purchase 250,000 shares of the Company's common stock under Integra's 2000 Equity Incentive Plan and (iii) 1,250,000 "Restricted Units" under Integra's 2000 Equity Incentive Plan. Each stock option (each, an "Option") expires on December 21, 2010 and has an exercise price equal to $11.00 per share (the closing price of the Company's common stock on The NASDAQ National Market on December 21, 2000). Each Option vested and became exercisable with respect to 62,500 shares on December 22, 2001 and, assuming the continuation of Mr. Essig's employment with the Company, each Option will vest and become exercisable with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of a (i) "change in control" of the Company (as defined in the Amended Employment Agreement) or (ii) the termination of Mr. Essig's employment with the Company (a) by Integra without "cause" (as defined in the Amended Employment Agreement) or (b) by Mr. Essig for "good reasons" (as defined in the Amended Employment Agreement), the Options shall vest and become exercisable immediately. The Option granted pursuant to Integra's 1999 Stock Option Plan may be transferred by Mr. Essig to members of his immediate family, to trusts established for the benefit of his immediate family or to partnerships or limited liability companies of which the partners or members are members of his immediate family. Otherwise, the Options may not be transferred by Mr. Essig other than by will or by the laws of descent and distribution.

         Under a Restricted Units Agreement, the Company issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 1,250,000 restricted units (the "Restricted Units") in 2000. Each Restricted Unit represents the right to receive one share of the Company's common stock. The shares of the Company's common stock underlying the Restricted Units ("Unit Shares") shall be delivered to Mr. Essig on January 1, 2006 if Mr. Essig is employed by the Company on December 31, 2005 or on such earlier date as a change in control of the Company occurs; provided, however, that Mr. Essig has the right to defer the delivery of the Unit Shares on as many occasions prior to the date Mr. Essig becomes entitled to delivery of the Unit Shares as Mr. Essig determines from time to time through, but not beyond, June 30, 2025. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2006 in the event of a termination of Mr. Essig's employment with the Company other than (a) for cause or (b) due to his voluntary departure (other than for good reasons or due to disability). If, prior to December 31, 2005 and prior to a change of control of the Company, (i) Mr. Essig's employment with Integra is terminated for cause or
(ii) Mr. Essig voluntarily leaves his employment with the Company (other than for good reasons or due to disability), the Unit Shares will be distributed to Mr. Essig on January 1, 2010.

         The Company has also granted Mr. Essig registration rights requiring the Company to file a "shelf" registration statement at Mr. Essig's request that will provide for the registration and sale on a continuous or delayed basis of the shares of Integra common stock underlying the Options and the Restricted Units.

         John B. Henneman, III, Integra's Executive Vice President and Chief Administrative Officer, entered into an Employment Agreement with the Company in September 2002 that replaced his September 1998 employment agreement. The employment agreement provides for an annual base salary of $270,000. Mr. Henneman is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement has an initial term through December 31, 2003 and will automatically extend on December 31, 2003 and on each one-year anniversary thereof for one year unless the Company or Mr. Henneman provides written notice at least 30 days prior to the expiration of the then-current term. Mr. Henneman shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary, if within twelve months of a change of control of the Company, (a) Mr. Henneman terminates his employment agreement for good reason or for the failure of the ultimate parent of the surviving entity or the surviving entity, as applicable, to grant Mr. Henneman the title and responsibility he now has with Integra, or (b) the Company terminates or fails to extend the employment agreement of Mr. Henneman for reasons other than cause, retirement, disability or death. Mr. Henneman shall be entitled to receive a severance amount equal to his then-current base salary if, in the absence of a change of control, (a) Mr. Henneman terminates his employment agreement for good reason or (b) the Company terminates Mr. Henneman or fails to extend his employment agreement for reasons other than cause, retirement, disability or death.

         Michael D. Pierschbacher, Ph.D., Integra's Senior Vice President, Research and Development, and Director of the Corporate Research Center, entered into an employment agreement with the Company in April 2003 that replaced his December 1998 agreement. The employment agreement provides for an annual base salary of $275,000. Dr. Pierschbacher is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement had an initial term through December 31, 2003 and will automatically extend on December 31, 2003 and on each one-year anniversary thereof for one year unless the Company or Dr. Pierschbacher provides written notice at least 30 days prior to the expiration of the then-current term. Dr. Pierschbacher shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary, if, within twelve months of a change in control of the Company, Dr. Pierschbacher terminates the agreement for good reason or the Company terminates or fails to renew the agreement for reasons other than cause, retirement, disability or death. In the event the employment agreement is earlier terminated or not renewed as aforesaid without a change in control, Dr. Pierschbacher shall be entitled to receive a severance amount equal his then-current annual base salary.

         Robert Paltridge, Integra's Senior Vice President, Worldwide Sales, entered in a Severance Agreement with the Company in February 2003. Under that agreement, Mr. Paltridge shall be entitled to receive a severance amount equal to his then-current base salary (including commissions) if, within twelve months of a change of control of the Company, (a) Mr. Paltridge terminates his employment agreement for good reason or (b) the Company terminates Mr. Paltridge for reasons other than cause, retirement, disability or death.

David B. Holtz, Integra's Senior Vice President, Finance, and Treasurer, entered into an Employment Agreement with the Company in September 2002 that replaced his December 1998 employment agreement. The employment agreement provides for an annual base salary of $185,000. Mr. Holtz is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement has an initial term through December 31, 2003 and will automatically extend on December 31, 2003 and on each one-year anniversary thereof for one year unless the Company or Mr. Holtz provides written notice at least 30 days prior to the expiration of the then-current term. Mr. Holtz shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary, if within twelve months of a change of control of the Company, (a) Mr. Holtz terminates his employment agreement for good reason or for the failure of the ultimate parent of the surviving entity or the surviving entity, as applicable, to grant Mr. Holtz the title and responsibility he now has with Integra, or (b) the Company terminates or fails to extend the employment agreement of Mr. Holtz for reasons other than cause, retirement, disability or death. Mr. Holtz shall be entitled to receive a severance amount equal to his then-current base salary if, in the absence of a change of control, (a) Mr. Holtz terminates his employment agreement for good reason or (b) the Company terminates Mr. Holtz or fails to extend his employment agreement for reasons other than cause, retirement, disability or death.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Dr. Caruso, Dr. Bradley and Mr. Moszkowski served as members of the Compensation Committee in 2002. Dr. Caruso was the Company's Chief Executive Officer from March 1992 to December 1997.

         The Company leases its manufacturing facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries ("Cono"), owns a 50% interest in Plainsboro Associates. Cono is a corporation whose stockholders are trusts whose beneficiaries include the children of Dr. Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Cono. The Company paid $231,000 in rent for this facility during 2002.

                  The Company leases certain production equipment from Medicus Corporation. The sole stockholder of Medicus is Trust Partnership, a Pennsylvania general partnership, for which Dr. Caruso is a partner and the President. Under the terms of the lease, the Company paid $90,000 to Medicus Corporation during 2002.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee is required by the rules of the Commission to be included in this Proxy Statement and addresses the Company's executive compensation policies for the year ended December 31, 2002. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

         GENERAL. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company. The Compensation Committee is mindful of the need to align the interests of management with the interests of the Company's stockholders. The establishment of the Company's equity-based plans was designed to permit the Company to attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. The Committee believes that the utilization of equity-based plans serves the interests of the stockholders by creating an appropriate incentive for employees to identify with the stockholders' interests.

         The Company's compensation package consists of four major components: base compensation; performance bonuses; deferred compensation; and stock options (and, where appropriate, restricted equity grants). Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders.

         BASE COMPENSATION. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors.

         PERFORMANCE BONUSES. The Company supplements base compensation with awards of performance bonuses in the form of cash or equity awards. The Compensation Committee determined that it was in the Company's best interests to pay performance bonuses for the year ended December 31, 2002 with equity awards and not to establish a cash bonus program for its executives.

         STOCK OPTIONS. The Company has granted stock options to its executive management under its stock option plans. Option grants are intended to bring the total compensation to a level that the Company believes is competitive with amounts paid by the Company's competitors and which will offer significant returns if the Company is successful and, therefore, provides significant incentives to devote the effort called for by the Company's strategy. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options have been used to provide the executive management team with a strong incentive to perform in a manner that will benefit the long-term success of the Company and its stockholders.

         OTHER BENEFITS. The Company makes available health care benefits and a 401(k) plan for executive officers on terms generally available to all Company employees. The Committee believes that such benefits are comparable to those offered by other companies of similar size. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the salary of any executive officer in the last fiscal year.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Essig served as the Company's President and Chief Executive Officer during 2002 pursuant to an employment agreement, which provided for a base salary of $400,000. Mr. Essig waived his right to a portion of that salary and received a base salary of $362,500 in 2002. In addition, Mr. Essig waived his right to receive a cash performance bonus in 2002. In 2002, the Company granted to Mr. Essig options to purchase 36,208 shares of the Company' s common stock. For a numerical description of Mr. Essig's compensation in 2002, see "Executive Compensation." The terms and conditions of Mr. Essig's employment agreement are described in the section entitled "Employment Agreements."

         Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements the compensation is payable only upon attainment of pre-established objective performance goals under a plan approved by stockholders.

         The Compensation Committee does not presently expect total cash compensation payable as salaries and bonuses to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirements that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under its cash compensation programs, but intends to maintain the flexibility necessary to provide total cash compensation in line with competitive practices, the Company's compensation philosophy and the Company's best interests.


                           The Compensation Committee of the Board of Directors

                           RICHARD E. CARUSO, PH.D.
                           KEITH BRADLEY, PH.D.
                           NEAL MOSZKOWSKI

                             AUDIT COMMITTEE REPORT

         The following report of the Audit Committee is required by the rules of the Commission to be included in this Proxy Statement. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Committee operates pursuant to a Charter that the Board amended and restated on March 21, 2002, a copy of which was attached to the Company's 2002 Proxy Statement.

         As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with PricewaterhouseCoopers LLP their independence in relation to the Company. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

         The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 that was filed with the Securities and Exchange Commission.

                                            SUBMITTED BY THE AUDIT COMMITTEE
                                            OF THE COMPANY'S BOARD OF DIRECTORS

                                            JAMES M. SULLIVAN
                                            KEITH BRADLEY
                                            NEAL MOSZKOWSKI

                             STOCK PERFORMANCE GRAPH

         The following line graph and table compare, for the period from December 31, 1997 through December 31, 2002, the yearly percentage change in the cumulative total stockholder return on the Company's common stock with the cumulative total return of companies on the NASDAQ Stock Market - U.S. Index and the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index. The graph assumes that the value of the investment in the Company's common stock and the relevant index was $100 at December 31, 1997 and that all dividends were reinvested. The closing market price of the Company's common stock on December 31, 2002 was $17.65 per share.

                                [LINE GRAPH OMITTED]

   Comparison of Cumulative Total Return among Integra LifeSciences Holdings
Corporation, the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers
       and Distributors Index, and the NASDAQ Stock Market -- U.S. Index
                                                          12/97    12/98    12/99   12/00    12/01    12/02
                                                         -------- -------- -------- ------- -------- --------
Integra LifeSciences Holdings Corporation                  $100    $  38    $  67     $154    $297     $199

NASDAQ Medical Devices, Instruments and Supplies,
Manufacturers and Distributors Index                       $100     $111     $135     $139    $153     $124

NASDAQ Stock Market - U.S. Index                           $100     $141     $261     $158    $125    $  87

         The graph and table above depict the past performance of the Company's stock price. The Company neither makes nor endorses any predictions as to future stock performance. The graph and table set forth above shall not be deemed (i) incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, or (ii) filed under either the Securities Act or the Exchange Act.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of common stock as of March 31, 2003 by: (a) each person or entity known to the company to own beneficially five percent or more of the outstanding shares of common stock, based upon company records or Securities and Exchange Commission records; (b) each of the company's directors; (c) each of the officers named below; and (d) all executive officers and directors of the company as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                                                        AMOUNT AND NATURE OF
                                                                        BENEFICIAL OWNERSHIP
                                                                                       PERCENT
      NAME AND ADDRESS OF BENEFICIAL OWNER                            SHARES (1)      OF CLASS
     -------------------------------------------------------------- ---------------- ------------
      David Auth                                                         60,000(2)   *
      Keith Bradley, Ph.D.                                               20,500(3)   *
      Richard E. Caruso, Ph.D.                                        7,170,168(4)   27.5%
      Stuart M. Essig                                                   654,729(5)    2.5%
      Neal Moszkowski                                                    40,000(6)   *
      James M. Sullivan                                                  49,041(7)   *
      John B. Henneman, III                                             233,204(8)   *
      David Holtz                                                        81,060(9)   *
      Robert D. Paltridge                                                43,787(10)  *
      Michael D. Pierschbacher, Ph.D.                                   111,244(11)  *
      All directors and executive officers as a group (13
      persons)                                                        8,669,169(12)  31.7%

     AXA Financial,Inc.
     1290 Avenue of the Americas, New York, NY  10104                1,328,300(13)   5.1%

     Quantum Industrial Partners LDC
     Kaya Flamboyan 9
     Willemsted, Curacao, Netherlands Antilles                       2,630,625(14)   10.1%

     SFM Domestic Investments LLC
     888 Seventh Avenue, 33rd Floor, New York, NY  10106               694,675(15)   2.7%

     Trust Partnership
     c/o Richard E. Caruso, Ph.D., 919 Conestoga Road,
     Building 2, Suite 106, Rosemont, PA 19010                       7,091,205(16)   27.3%

 * Represents beneficial ownership of less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days of March 31, 2003 upon the exercise of an option or other convertible security are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.
(2) Includes 10,000 shares that Mr. Auth has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(3) Consists of 20,500 shares that Dr. Bradley has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.

(4) Includes the 7,091,205 shares held by Trust Partnership L.P., a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see Note 16 below). Also includes 23,338 shares held by Provco Leasing Corporation ("Provco") of which Dr. Caruso is President. Provco is a wholly owned subsidiary of Cono Industries, Incorporated, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. Also includes 55,625 shares that Dr. Caruso has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him. Dr. Caruso's address is 919 Conestoga Road, Building 2, Suite 106, Rosemont, Pennsylvania 19010.
(5) Includes 583,468 shares that Mr. Essig has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him. Excludes Restricted Units awarded to Mr. Essig in 1997 and 2000, which entitle him to receive an aggregate of 2,250,000 shares of common stock. The Restricted Units held by Mr. Essig do not give him the right to acquire any shares within 60 days of March 31, 2003.
(6) Consists of 40,000 shares that Mr. Moszkowski has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(7) Includes 45,500 shares that Mr. Sullivan has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(8) Includes 214,837 shares that Mr. Henneman has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(9) Includes 75,097 shares that Mr. David Holtz has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(10) Includes 40,378 shares that Mr. Paltridge has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(11) Includes 5,854 shares held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 105,390 shares that Dr. Pierschbacher has the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by him.
(12) See Notes 2 through 11 above. Also includes 35,321 shares held by three executive officers of the Company and/or its subsidiaries who are not listed in the table, as well as 170,115 shares that those officers have the right to acquire within 60 days of March 31, 2003 upon the exercise of options held by them.
(13) AXA Financial, Inc. is the parent of Alliance Capital Management, L.P. and The Equitable Life Assurance Society of The United States. As of December 31, 2002, Alliance Capital Management L.P. had sole voting power of 683,100 shares, shared voting power for 484,900 shares, no voting power for 88,200 shares, and sole dispositive power for all 1,256,200 of its shares. As of December 31, 2002, The Equitable Life Assurance Society of The United States had sole voting power and sole dispositive power for 72,100 shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in the Form 13F filed by AXA Financial, Inc. with the Securities and Exchange Commission on March 28, 2003.
(14) QIH Management Investor, L.P. is a minority shareholder of and is vested with investment discretion with respect to the portfolio assets held for the account of Quantum Industrial Partners LDC. The sole general partner of QIH Management Investor, L.P. is QIH Management LLC. Soros Private Funds Management LLC is the sole managing member of QIH Management LLC and Mr. Soros is the sole member of Soros Private Funds Management LLC. Mr. Soros has entered into an agreement dated as of January 1, 1997 with Soros Fund Management LLC, pursuant to which Mr. Soros has, among other things, agreed to use his best efforts to cause QIH Management LLC to act at the direction of Soros Fund Management LLC. Accordingly, each of QIH Management Investor, L.P., QIH Management, LLC, Soros Fund Management and Mr. Soros may be deemed the beneficial owner of the Quantum Industrial Partners Shares.
(15) Mr. Soros is the sole managing member of SFM Domestic Investments LLC and may be deemed the beneficial owner of the SFM Domestic Investments LLC Shares.
(16) The partners of Trust Partnership are Athena Venture Partners, L.P., Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares except to the extent represented by their respective equity and profit participation interests in Trust Partnership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of common stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the NASDAQ Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of the Company.

         Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with during 2002, except for the following:

a) a statement of changes in beneficial ownership of securities on Form 4 was filed late by Michael D. Pierschbacher, Ph.D., Senior Vice President of Research and Development, for the purchase of common stock in April 2002;
b) the initial statements of changes in beneficial ownership of securities on Form 4 filed by John B. Henneman, III, Executive Vice President, Chief Administrative Officer and Secretary, and Donald R. Nociolo, Senior Vice President, Operations, for the purchase of common stock and the acquisition of employee stock options in December 2002 were amended to correct clerical errors and the amendments were deemed late filings; and
c) the initial statement of changes in beneficial ownership of securities on Form 4 filed by Judith E. O'Grady, Senior Vice President, Regulatory, Quality Assurance and Clinical Affairs, for the acquisition of employee stock options in December 2002 was amended to correct clerical errors and the amendment was deemed a late filing.


STOCKHOLDER PROPOSALS

         The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders (the "Annual Meeting") is December 16, 2003. The date after which notice of a stockholder Proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is March 9, 2004. If notice of a stockholder Proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Company after March 1, 2004, then the Company's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the Annual Meeting.

OTHER MATTERS

         A copy of the Company's 2002 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.



         THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO JOHN BOSTJANCIC, SENIOR DIRECTOR OF FINANCE, AT THE OFFICES OF THE COMPANY SET FORTH ON PAGE ONE OF THIS PROXY STATEMENT.



                                    By order of the Board of Directors,


                                   /S/ John B. Henneman, III
Plainsboro, New Jersey
April 16, 2003
                                       John B. Henneman, III
                                       Secretary

                                                        APPENDIX A



                              INTEGRA LIFESCIENCES
                              HOLDINGS CORPORATION
                           2003 EQUITY INCENTIVE PLAN


                                      A1

1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................4
4.       Effective Date and Term of Plan..........................................................................5
5.       Shares Subject to the Plan...............................................................................5
6.       Eligibility..............................................................................................5
7.       Types of Awards..........................................................................................5
     7.1        Options...........................................................................................5
     7.2        Stock Appreciation Rights.........................................................................7
     7.3        Restricted Stock..................................................................................8
     7.4        Performance Stock; Performance Goals..............................................................9
     7.5        Contract Stock....................................................................................9
     7.6        Dividend Equivalent Rights........................................................................9
8.       Events Affecting Outstanding Awards......................................................................9
     8.1        Termination of Service (Other Than by Death or Disability)........................................9
     8.2        Death or Disability..............................................................................10
     8.3        Capital Adjustments..............................................................................11
     8.4        Certain Corporate Transactions...................................................................11
     8.5        Exercise Upon Change in Control..................................................................11
9.       Amendment or Termination of the Plan....................................................................13
10.      Miscellaneous...........................................................................................14
     10.1       Documentation of Awards..........................................................................14
     10.2       Rights as a Stockholder..........................................................................14
     10.3       Conditions on Delivery of Shares.................................................................14
     10.4       Registration and Listing of Shares...............................................................14
     10.5       Compliance with Rule 16b-3.......................................................................14
     10.6       Tax Withholding..................................................................................14
     10.7       Transferability of Awards........................................................................15
     10.8       Registration.....................................................................................15
     10.9       Acquisitions.....................................................................................15
     10.10      Employment Rights................................................................................15
     10.11      Indemnification of Board and Committee...........................................................15
     10.12      Application of Funds.............................................................................16
     10.13      Governing Law....................................................................................16


                                                                       A2

                              INTEGRA LIFESCIENCES
                              HOLDINGS CORPORATION


                           2003 EQUITY INCENTIVE PLAN

                  WHEREAS, Integra LifeSciences Holdings Corporation (the "Company") desires to have the ability to award certain equity-based benefits to certain "Key Employees" and "Associates" (as defined below);

                  NOW, THEREFORE, the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan is hereby adopted under the following terms and conditions:

1) Purpose. The Plan is intended to provide a means whereby the Company may grant ISOs to Key Employees and may grant NQSOs, Restricted Stock, Stock Appreciation Rights, Performance Stock, Contract Stock and Dividend Equivalent Rights to Key Employees and Associates. Thereby, the Company expects to attract and retain such Key Employees and Associates and to motivate them to exercise their best efforts on behalf of the Company and any Related Corporations and Affiliates.

2)      Definitions

        a) "Affiliate" shall mean an entity in which the Company or a Related Corporation has a 50 percent or greater equity interest.
        b) "Associate" shall mean a designated nonemployee director, consultant or other person providing services to the Company, a Related Corporation or an Affiliate.
        c) "Award" shall mean ISOs, NQSOs, Restricted Stock, Stock Appreciation Rights, Performance Stock, Contract Stock and/or Dividend Equivalent Rights awarded by the Committee to a Participant.
        d)   "Award Agreement" shall mean a written document evidencing the grant of an Award, as described in Section 10.1.
        e)   "Board" shall mean the Board of Directors of the Company.
        f) "Code" shall mean the Internal Revenue Code of 1986, as amended.
        g)   "Committee" shall mean the Company's Equity Award
             Committee, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the
             Code).
       h)    "Company" shall mean Integra LifeSciences Holdings
             Corporation, a Delaware corporation.
       i) "Contract Date" shall mean the date specified in the Award Agreement on which a Participant is entitled to receive
             Contract Stock, provided he or she is still providing services to the Company, a Related Corporation, or an Affiliate on such date.
       j) "Contract Stock" shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Company or a Related Corporation as of a future date specified in the Award Agreement.

                                        A3

       k) "Disability" shall mean separation from service as a result of "permanent and total disability," as defined in section 22(e)(3) of the Code.
       l) "Dividend Equivalent Right" shall mean an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another Award granted to the Participant had such Shares been outstanding.
       m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
       n) "Fair Market Value" shall mean the following, arrived at by a good faith determination of the Committee:
              i) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the quoted closing price on such date; or
             ii) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the quoted closing price on the nearest date before and the nearest date after such date on which there were such sales; or
            iii) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or
             iv) if paragraphs (i) through (iii) above are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under paragraph (ii) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss.20.2031-2(b)(1), or any successor thereto.

       o) "ISO" shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.
       p) "Key Employee" shall mean an officer, executive, or managerial or nonmanagerial employee of the Company, a Related Corporation, or an Affiliate.
       q) "More-Than-10-Percent Stockholder" shall mean any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Company or of a Related Corporation.
       r) "NQSO" shall mean an Option that, at the time such Option is granted to a Participant, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.
       s) "Option" is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

                                             A4

       t) "Participant" shall mean a Key Employee or Associate who has been granted an Award under the Plan.
       u)     "Performance Stock" shall mean an Award
              that entitles the recipient to receive Shares, without payment, following the attainment of designated Performance Goals.
       v) "Performance Goals" shall mean goals deemed by the Committee to be important to the success of the Company or any of its Related Corporations or Affiliates. The Committee shall establish the specific measures for each such goal at the time an Award of Performance Stock is granted. In creating these measures, the Committee shall use one or more of the following business criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other companies or an index.
      w) "Plan" shall mean the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.
      x) "Related Corporation" shall mean either a "subsidiary corporation" of the Company (if any), as defined in section 424(f) of the Code, or the "parent corporation" of the Company (if any), as defined in section 424(e) of the Code.
      y) "Restricted Stock" shall mean an Award that grants the recipient Shares at no cost but subject to whatever restrictions are determined by the Committee.
      z) "Securities Act" shall mean the Securities Act of 1933, as amended.
     aa) "Shares" shall mean shares of common stock of the Company, par value $0.01 per share.
     bb) "Stock Appreciation Right" shall mean an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

3.       Administration
      a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(i)-(iv) below) may be delegated to a Plan administrator.
      b)      The Committee shall have the authority:
              i) to select the Key Employees and Associates to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;
             ii) to determine the type and size of each Award, including the number of Shares subject to the Award;
            iii)       to determine the terms and conditions of each Award;

                                                  A5

             iv) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (A) lower the exercise price of any Option, or (B) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;
              v) to adopt, amend and rescind rules and regulations for the administration of the Plan;
             vi) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and
            vii) to adopt such modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company and its Related Corporations and Affiliates operate in order to assure the viability of Awards granted under the Plan to individuals in such other countries.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4.      Effective Date and Term of Plan
        a) Effective Date. The Plan, having been adopted by the Board on February 2, 2003, shall become effective on that date, but subject to the approval of the stockholders of the Company pursuant to
              Section 9(b). Awards may be granted under the Plan prior to such stockholder approval (but after the Board's adoption of the Plan), subject to such stockholder approval.
       b) Term of Plan for ISOs. No ISO may be granted under the Plan after February 23, 2013, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan is 2,500,000. Further, no Key Employee shall receive Options and/or Stock Appreciation Rights for more than 1,000,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares still subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof) without having been exercised in full, any Shares that are still subject to an Award that is forfeited, any Shares withheld for the payment of taxes with respect to an Award, and the Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares shall continue to be available for Awards under the Plan.

6. Eligibility. The class of individuals who shall be eligible to receive Awards under the Plan shall be the Key Employees
         (including any directors of the Company who are also officers or Key Employees) and the Associates. More than one Award may be granted to a Key Employee or Associate under the Plan.

                                             A6

7.       Types of Awards

7.1      Options
         a) Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan. However, ISOs may only be granted to Key Employees of the Company or of a Related Corporation. NQSOs may be granted to both Key Employees and Associates. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.
         b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.
         c) Exercise Price. The exercise price of an Option shall be determined by the Committee, subject to the following:
              i) The exercise price of an ISO shall not be less than the greater of (A)100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Stockholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.
             ii) The exercise price of an NQSO shall not be less than the greater of (A) 100 percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.
         d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Stockholder) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.
         e) Exercise of Options. An Option shall become exercisable at such time or times (but not less than three months from the date of grant), and on such conditions, as the Committee may specify.
              The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(iii) below payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.
         f) Payment for Shares. Shares purchased on the exercise of an Option shall be paid for as follows:

                                             A7

              i) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Company;
             ii) in Shares previously acquired by the Participant; provided, however, that if such Shares were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such Shares have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Shares were acquired through the exercise of an NQSO and are used to pay the Option price of an ISO, or if such Shares were acquired through the exercise of an ISO or an NQSO and are used to pay the Option price of an NQSO, such Shares have been held by the Participant for such period of time as required to be considered "mature" Shares for purposes of accounting treatment;
            iii) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or
             iv)   by any combination of the above-listed forms of payment.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

7.2.   Stock Appreciation Rights
       a) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to a Key Employee or Associate by the Committee.
              Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the ISO is granted.
       b) Nature of Stock Appreciation Rights. A Stock Appreciation Right entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is exercised, the excess of the Share's Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee.
       c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the number of Stock Appreciation Rights granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the Stock Appreciation Right relating to the Shares covered by such Option will terminate. Upon the exercise of a Stock Appreciation Right, the related Option will terminate to the extent of an equal number of Shares. The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The Stock Appreciation Right will be transferable only when the related Option is transferable, and under the same conditions. A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.
       d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the Stock Appreciation Right may be exercised. Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

                                           A8

7.3.    Restricted Stock
        a) General Requirements. Restricted Stock may be issued or transferred to a Key Employee or Associate (for no consideration).

        b) Rights as a Stockholder. Unless the Committee determines otherwise, a Key Employee or Associate who receives Restricted Stock shall have certain rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such Shares are free of all restrictions under the Plan.
        c) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to provide services to any of the Company and its Related Corporations and Affiliates for any reason, must be forfeited to the Company. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Stock for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.
       d) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

7.4.   Performance Stock; Performance Goals
       a) Grant. The Committee may grant Performance Stock to any Key Employee or Associate, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Shares of Performance Stock to be granted.
       b) Performance Period and Performance Goals. When Performance Stock is granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.
       c) Delivery of Performance Stock. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award.

7.5.   Contract Stock
       a) Grant. The Committee may grant Contract Stock to any Key Employee or Associate, conditioned upon the Participant's continued provision of services to the Company and its Related Corporations and Affiliates through the date specified in the Award Agreement. The Committee shall determine the number of Shares of Contract Stock to be granted.

                                          A9

       b) Contract Date. When Contract Stock is granted, the Committee shall establish the Contract Date on which the Contract Stock shall be delivered to the Participant, provided the Participant is still providing services to the Company and its Related Corporations and Affiliates on such date.
       c) Delivery of Contract Stock. If the Participant is still providing services to the Company and its Related Corporations and Affiliates as of the Contract Date, the Committee shall cause the Contract Stock to be delivered to the Participant in accordance with the terms of the Award Agreement.

7.6. Dividend Equivalent Rights. The Committee may provide for payment to a Key Employee or Associate of Dividend Equivalent Rights, either currently or in the future, or for the investment of such Dividend Equivalent Rights on behalf of the Participant.

8.     Events Affecting Outstanding Awards

8.1. Termination of Service (Other Than by Death or Disability). If a Participant ceases to provide services to the Company and its Related Corporations and Affiliates for any reason other than death or Disability, as the case may be, the following shall apply:
       a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Participant's termination of service shall terminate at that time. Any Options or Stock Appreciation Rights that were exercisable immediately prior to the termination of service will continue to be exercisable for six months (or for such longer period as the Committee may determine), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than six months in the event of termination of service. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.
      b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the termination of service must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.
      c) Except as otherwise determined by the Committee, all Performance Stock, Contract Stock, and Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Awards canceled as of the date of such termination of service.

8.2. Death or Disability. If a Participant dies or incurs a Disability, the following shall apply:
      a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant immediately prior to death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant's legal representative (in the case of Disability), or by the Participant's executor or administrator or by the person or persons to whom the Option or Stock Appreciation Right is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death or Disability (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death or Disability that are not then exercisable shall terminate at the date of death or Disability.

                                         A10

       b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.
       c) Except as otherwise determined by the Committee, all Performance Stock, Contract Stock, and Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to death or Disability, as the case may be, shall be forfeited and the Awards canceled as of the date of death or Disability.

8.3. Capital Adjustments. The maximum number of Shares that may be delivered under the Plan, and the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Key Employee or Associate under the Plan, both as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options), shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Company.

8.4.   Certain Corporate Transactions
       a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options or Stock Appreciation Rights, the Committee shall give each Participant holding an Option or Stock Appreciation Right to be terminated not less than seven days' notice prior to any such termination, and any Option or Stock Appreciation Right that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and Stock Appreciation Rights become exercisable, (ii) remove the restrictions from outstanding Restricted Stock, (iii) cause the delivery of any Performance Stock, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Stock, even if the Contract Date has not been reached; and/or (v) cause the payment of any Dividend Equivalent Rights.
            The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that, in the case of ISOs, such change would not constitute a "modification" under section 424(h) of the Code, unless the Participant consents to the change.

                                       A11

      b) With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

8.5.  Exercise Upon Change in Control
      a) Notwithstanding any other provision of this Plan, all outstanding Options and all Stock Appreciation Rights shall become fully vested and exercisable, all Performance Stock and all Dividend Equivalent Rights shall become fully vested, all Contract Stock shall become immediately payable, and all restrictions shall be removed from any outstanding Restricted Stock, upon a Change in Control.
      b)   "Change in Control" shall mean:
           i) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as such term is used for purposes of section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of the combined voting power of all the then outstanding Voting Securities, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with paragraph (iii)(A) and (B) below shall not be a Change in Control under this paragraph
                  (i);
          ii) The individuals who, as of March 1, 2003, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the stockholders, of any new director was approved by a vote of at least two-thirds of the members of the Board who constitute Incumbent Board members, such new directors shall for all purposes be considered as members of the Incumbent Board as of March 1, 2003, provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;
         iii) consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), unless immediately following such Business
                  Combination: (A) more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (I) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (II) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; and
                  (B) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

                                            A12

         iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or
          v) acceptance by the stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not own, directly or indirectly, immediately following such share exchange more than 50 percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

9.   Amendment or Termination of the Plan
     a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it and, except as provided in Section 3(b)(iv), 7.1(a), and 8.4(a), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the stockholders (given in the manner set forth in subsection (b) below):
           i)     no amendment may be made that would:
                 (A) change the class of employees eligible to participate in the Plan with respect to ISOs;
                 (B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan;
                 (C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder; or
                 (D) reprice or regrant through cancellation, or modify (except in connection with a change in the Company's capitalization) any award, if the effect would be to reduce the exercise price for the shares underlying such award.
          ii) no amendment may be made that would constitute a modification of the material terms of the "performance goal(s)" within the meaning of Treas. Reg. ss.1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired).

Notwithstanding the foregoing, no such suspension, termination or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

                                      A13

   b) Manner of Stockholder Approval. The approval of stockholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law) in a separate vote at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

10.   Miscellaneous

10.1. Documentation of Awards. Awards shall be evidenced by such written Award Agreements, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

10.2. Rights as a Stockholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a stockholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3. Conditions on Delivery of Shares. The Company shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan
      (i) until all conditions of the Award have been satisfied or removed,
      (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

10.4. Registration and Listing of Shares. If the Company shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5. Compliance with Rule 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6. Tax Withholding

      a) Obligation to Withhold. The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the "Withholding Requirements"). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the Withholding Requirements, or make other arrangements satisfactory to the Committee with regard to the Withholding Requirements, prior to the delivery of any Shares.

                                         A14

      b) Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the federal, state, and/or local withholding tax, in whole or in part, by electing to have the Company withhold Shares (or by returning previously acquired Shares to the Company); provided, however, that the Company may limit the number of Shares withheld to satisfy the Withholding Requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the "Determination Date"), rather than the date of grant). If Shares acquired by the exercise of an ISO are used to satisfy the Withholding Requirements, such Shares must have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code as of the Determination Date. The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7. Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement. During a Participant's lifetime, an Award requiring exercise may be exercised only by the Participant (or, in the event of the Participant's incapacity, by the person or persons legally appointed to act on the Participant's behalf).

10.8. Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant's spouse, jointly, with right of survivorship.

10.9. Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, key employees, and associates of other corporations who are about to, or have, become Key Employees or Associates as a result of a merger, consolidation, acquisition of assets, or similar transaction by the Company or a Related Corporation or (in the case of Awards other than ISOs) an Affiliate. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

10.10. Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment by the Company or any of its Related Corporations or Affiliates or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

10.11. Indemnification of Board and Committee.
       Without limiting any other rights of indemnification that they may have from the Company or any of its Related Corporations or Affiliates, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's by-laws or Delaware law.

                                      A15

10.12. Application of Funds. Any cash proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Company. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.
10.13. Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, except as provided in Section 10.12, the laws of the State of Delaware (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Participants under, the Plan and Awards granted hereunder.

                                     A16

                                   PROXY CARD


                   INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                              311 ENTERPRISE DRIVE
                          PLAINSBORO, NEW JERSEY 08536

          PROXY - ANNUAL MEETING OF STOCKHOLDERS - WEDNESDAY, MAY 21, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stuart M. Essig and John B. Henneman, III as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock, of Integra LifeSciences Holdings Corporation (the "Company") held of record by the undersigned on April 9, 2003 at the Annual Meeting of Stockholders to be held on Wednesday, May 21, 2003 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 2 AND 3; FOR ALL NOMINEES LISTED FOR ELECTION OF
DIRECTORS UNDER PROPOSAL 1; AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

   Please sign and date your Proxy on the reverse side and return it promptly.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                   INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                                  May 21, 2003


                           Please date, sign and mail
                             your proxy card in the
                     envelope provided as soon as possible.



                Please detach and mail in the envelope provided.



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|


1. ELECTION OF            FOR all nominees      WITHHOLD        FOR ALL EXCEPT
   DIRECTORS                                    AUTHORITY     (See instructions
   NOMINEES:                                FOR ALL NOMINEES       below)
   ---------
   David C. Auth |_|
   Keith Bradley |_|
   Richard E. Caruso |_|       |_|                 |_|                |_|
   Stuart M. Essig |_|
   Neal Moszkowski |_|
   James M. Sullivan |_|



INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here |X|

                                                        FOR    AGAINST  ABSTAIN

2.   Proposal to approve and adopt the Company's
     2003 Equity Incentive Plan                         |_|      |_|      |_|


3.   Proposal to ratify the appointment of
     PricewaterhouseCoopers LLP as the
     Company's auditors for the current fiscal year.    |_|      |_|      |_|

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
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To change the address on your account, please check the box at right and |__| indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

SIGNATURE OF SHAREHOLDER____________________________________ DATE_______________

SIGNATURE OF SHAREHOLDER____________________________________ DATE_______________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.